Critical accounting judgments	6 Months Ended
Jun. 30, 2022
Significant Accounting Estimates And Judgments [Abstract]
Critical accounting judgments
5.	Critical accounting judgments
Going concern
The Group has a limited operating history and has experienced net losses and significant cash used in operating activities since the inception of the Group. For the six-months
ended June 30, 2022, the Group had a net loss of USD 30,426 thousand (June 30, 2021: USD 45,118 thousand) and net cash used in operating activities of USD 9,764 thousand (June 30, 2021: USD 36,983 thousand). Management expects the Group to continue to incur net losses and have significant cash outflows for at least the next 12 months.
The board of directors of the Company is of the opinion that, the cash position as of June 30, 2022 of USD 142,144 thousand (December 31, 2021: USD 102,707 thousand) is sufficient to continue operating through the next 12 months from this date and meet the Group’s ongoing operating requirements, recurring expenses and required capital expenditures as they arise. In addition, the Company has borrowing capacity from Kreos Loan tranches A1 and A2 of EUR equivalent of up to USD 50 million and tranche B of EUR equivalent of up to USD 25 million subject to certain conditions. Refer to Note 2 and 18 for further information.